Vanguard Asset Allocation Fund

Supplement to the Prospectus and Summary Prospectus Dated January 28, 2010

Prospectus and Summary Prospectus Text Changes

Under the heading “Investment Advisor” in the Fund Summary section, the following text replaces similar text:

Mellon Capital Management Corporation

Portfolio Managers

Charles J. Jacklin, President, Chief Executive Officer, and Member of the Board of Directors of Mellon Capital. He has co-managed the Fund since 2001.

Thomas F. Loeb, Chairman of the Board and co-founder of Mellon Capital. He has co-managed the Fund since its inception in 1988.

Prospectus Text Changes

Under the heading “Investment Advisor” in the More on the Fund section, the following text replaces similar text:

The managers primarily responsible for the day-to-day management of the Fund are:

Charles J. Jacklin, President, Chief Executive Officer, and Member of the Board of Directors of Mellon Capital. He has worked in investment management since 1990; has been with Mellon Capital since 1994; and has co-managed the Fund since 2001. Education: B.S., University of Maryland; M.B.A., University of Illinois; Ph.D., Stanford University.

Thomas F. Loeb, Chairman of the Board and co-founder of Mellon Capital. He has worked in investment management since 1970; has been with Mellon Capital since its founding in 1983; and has co-managed the Fund since its inception in 1988. Education: B.S., Fairleigh Dickinson University; M.B.A., University of Pennsylvania.

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PS 78 112010